                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  6
Portfolio of Investments.........................  7
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 14

VOQ SAR 4/98

                             LETTER TO SHAREHOLDERS
March 23, 1998

Dear Shareholder,
    The new year ushered in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997, signed
into law by President Clinton in
August, creates many new opportunities                   [PHOTO]
for you and your family to take a more
active role in achieving your long-term
financial goals.
    Most Americans will benefit from
the bill's $95 billion in tax cuts over    DENNIS J. MCDONNELL AND DON G. POWELL
five years. The so-called Kiddie Credit
gives parents $400 in immediate tax
relief for every child under age 17, and families will find it easier to save for their children's college expenses with the new Education IRA. The bill also cuts capital gains tax rates for the first time in more than a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year, more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC REVIEW
    The U.S. economy sustained its forward momentum throughout 1997, growing at a moderate rate of 3.8 percent, as measured in terms of gross domestic product. Despite this continuing growth trend, inflation not only remained low but was on a decline.
    Nevertheless, market watchers remained alert for signs of surging prices. One cause of concern was the extremely tight labor market. The percentage of unemployed Americans fell to a 24-year low of 4.6 percent in February, as the strong economy created more jobs than expected and wages continued to rise. To date, increased productivity has allowed the U.S. economy to absorb this increase in the workforce without overheating or driving prices higher.
    In Ohio, recently released financial statements for 1997 point toward continued improvement in the state's financial position. Fund balances are well maintained, revenues continue to exceed expenditures, and economic indicators remain strong. Currently the state's monetary reserves are at higher levels than they were before the last recession in 1990 and 1991. This is due to prudent financial management during the six-year expansion in the economy.

                                                           Continued on page two

MARKET REVIEW
    The bond market rally continued during the past six months, with both taxable and tax-exempt yields gradually drifting downward with minimal volatility. Bond prices move in the opposite direction of bond yields, so as bond yields fell during the period, bond prices were on the rise. Thirty-year Treasury yields declined from 6.61 percent on August 29, 1997 to 5.91 percent on February 27, 1998. In addition, the currency crisis in Asia helped spark the domestic bond market, as U.S. Treasuries enjoyed an increase in demand from both foreign and U.S. investors.
    As is typical during bond market rallies, municipal bond yields also declined, although municipals did not perform as strongly as taxable bonds. Heavy supply and low yield levels contributed to the weaker performance of the municipal market. Generic general obligation 30-year AAA-rated municipal yields dropped from 5.30 percent to 4.96 percent at the end of the period.
    Credit spreads--the difference in yield between high-quality issues and low-quality issues--remained extremely tight during the past six months. Under normal circumstances, low-quality issues provide higher yields in order to compensate investors for additional credit risk. In 1997, close to 49 percent of newly issued municipal bonds were insured--causing a scarcity of higher-yielding, lower-rated securities. This shortage, combined with low yields in the municipal market, resulted in very narrow credit spreads.
    Municipal yields continued to be very attractive compared to taxable yields. For example, the Bond Buyer Revenue Bond Index, composed of 25 revenue bonds with an average rating of single-A and an average maturity of 30 years, is representative of the bonds we typically purchase for the Trust. The Index was yielding 5.36 percent at the end of the reporting period, while the 30-year Treasury bond was yielding 5.91 percent. In other words, the difference between municipal bonds yields and long-term Treasury yields is historically very narrow.
    While the volume of new issuance for Ohio has risen, demand for this specialty state paper remains very strong, keeping prices at levels slightly higher than general market securities.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality*
   As of February 28, 1998

AAA............ 58.9%
AA.............  2.4%
A.............. 18.4%
BBB............  8.2%
Non-Rated...... 12.1%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

                                                         Continued on page three

TRUST STRATEGY
We employed the following strategies in managing the Trust during the period:

- At the inception of the Trust in 1991, we were able to invest the Trust's initial assets in bonds with attractive coupons and yields, and many of these securities remain in the portfolio today. These securities, with coupons much higher than current market levels, are approaching their 10-year call date and are at risk of being either pre-refunded or called. If this happens, we will need to replace them with new bonds at current lower coupons.

    To help minimize this risk as the call dates approach, we gradually reduced the Trust's holdings of pre-refunded securities and replaced them with longer-term discount securities or securities priced near face value. If the bond market continues to rally, discount securities are more likely to rise in price than premium securities.

- Duration was also a major focus. At the end of the reporting period, the duration of the portfolio stood at 5.04 years. Duration is a measurement used to express the sensitivity of a bond's price to changes in interest rates. Each year of duration represents an expected one-percent change in the price of a bond for every one-percent change in interest rates. Typically, funds with short durations perform better when interest rates are rising, while funds with long durations perform better when rates are declining. Our interest rate outlook, described in more detail below, is moderately optimistic. However, lengthening the duration of the Trust would significantly impact the dividend, so we will maintain a somewhat short duration in order to support the Trust's high dividend.

- Because of the narrow credit spreads between AAA-rated and lower-rated offerings, most acquisitions during the period were AAA-rated, as these securities provided more relative value. However, due to our research experience, we were able to identify and purchase several non-insured issues at attractive yields. Examples include Franklin County Health Care for Friendship Village (NR/NR) and Montgomery County (Grandview) Hospital (NR/BBB).

TOP 5 PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*
                                                                AS OF
                                                          FEBRUARY 28, 1998
Health Care.............................................        25.7%
General Purpose.........................................        13.7%
Industrial Revenue......................................        11.7%
Single-Family Housing...................................         9.5%
Retail Electric/Gas/Telephone...........................         9.0%

*As a percentage of Long-Term Investments

PERFORMANCE SUMMARY
    For the six months ended February 28, 1998, the Van Kampen American Capital Ohio Quality Municipal Trust generated a total return at market price of 13.63 percent(1), including reinvestment of dividends totaling $.5040 per share and capital gain dividends totaling $.0228 per share. The Trust offered a tax-exempt distribution rate of

                                                          Continued on page four

5.38 percent(3), based on the closing common stock price of $18.75 per share on February 28, 1998. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 9.06 percent(4) (for investors in the 40.6 percent combined federal and state income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 6.96 percent premium to its net asset value of $17.53.

                         [DISTRIBUTION HISTORY GRAPH]

Six-month Distribution History
For the Period Ended February 28, 1998

                             Capital Gains     Dividends
Sep 1997.....................   $.0000          $.0840
Oct 1997.....................   $.0000          $.0840
Nov 1997.....................   $.0000          $.0840
Dec 1997.....................   $.0228          $.0840
Jan 1998.....................   $.0000          $.0840
Feb 1998.....................   $.0000          $.0840

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

OUTLOOK
    We expect the U.S. economy and the demand for products and services to remain strong in the coming months. However, the impact of the Asian financial crisis is a looming question. The fallout from Asian currency devaluations in late 1997 occurred at a time when the U.S. dollar was extremely strong against most major foreign currencies. If Asia's purchasing power is sharply reduced due to weakened currencies, analysts fear that U.S. export sales will slump. At the same time, as Asian goods become cheaper relative to American goods, domestic companies could face a period of price competition versus imported goods. Taken together, these developments could cut into the earnings of U.S. corporations.
    There is no debate that the Federal Reserve Board believes low inflation is the ideal environment for the economy. Because inflation is low, it is unlikely that the Fed will change short-term rates in the near future. While the Fed continues to give credence to signs of economic strength, we believe it will wait to determine the impact of the Asian situation before taking any action. Longer term, interest rates need to be high enough to control economic growth. With a focus on inflation rather than growth, the Fed will probably take any necessary actions to keep inflation from rising. We will expect a rate increase by the Fed only if there are signs of an acceleration in inflation.
    Regarding the municipal bond market, we believe yields will remain near current levels through at least mid-summer. This will depend not only on the general economy

                                                          Continued on page five
and the taxable bond market, but also tax-exempt bond supply and demand levels. Given what we have seen this year, the market appears to be in a solid equilibrium position, with strong demand to accommodate record municipal supply.
    We believe the Trust is positioned to perform well in the coming months and do not anticipate making major changes to the structure of the portfolio. We continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. The Trust continues to benefit from its leveraged capital structure, which provides common shareholders with above-market levels of dividend income. While we believe it is unlikely that short-term interest rates will rise, this event would have an unfavorable effect on the dividend-paying ability of the common shares and would also negatively impact the price.
    We appreciate your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                                Please see footnotes on page six

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1998

            VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL - VOQ)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............   13.63%
Six-month total return based on NAV(2).....................    4.85%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)...................................................    5.38%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................    9.06%

 SHARE VALUATIONS

Net asset value............................................  $ 17.53
Closing common stock price.................................  $ 18.75
Six-month high common stock price (02/10/98)...............  $19.375
Six-month low common stock price (09/02/97)................  $17.125
Preferred share rate(5)....................................   3.448%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.6% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.9%
          OHIO   85.4%
$  715    Akron, OH Wtrwks Mtg Rev Rfdg & Impt (FGIC
          Insd)..........................................   5.000%  03/01/18   $    706,091
 2,750    Akron, OH Wtrwrks Mtg Rev (Prerefunded @
          03/01/01) (AMBAC Insd).........................   6.550   03/01/12      2,996,042
 2,100    Alliance, OH Swr Sys Rev Rfdg (AMBAC Insd).....   6.000   10/15/10      2,308,782
   500    Athens Cnty, OH Cmnty Mental Hlth Rev West Cent
          Proj Ser 1.....................................   6.900   06/01/10        539,550
 1,000    Batavia, OH Local Sch Dist Rfdg (MBIA Insd)....   5.625   12/01/22      1,077,690
 2,500    Carroll Cnty, OH Hosp Impt Rev Timken Mercy Med
          Cent (Prerefunded @ 12/01/01)..................   7.125   12/01/18      2,808,025
 3,250    Cincinnati & Hamilton Cnty, OH Port Auth Indl
          Dev Rev Convention Garage Rfdg (Prerefunded @
          12/01/02)......................................   7.450   06/01/10      3,772,177
 4,000    Cincinnati & Hamilton Cnty, OH Port Auth Indl
          Dev Rev Sixth Street Garage Rfdg (Prerefunded @
          12/01/02)......................................   7.450   06/01/10      4,642,680
 2,500    Cleveland, OH Arpt Sys Rev Ser A (Prerefunded @
          01/01/00) (MBIA Insd)..........................   7.375   01/01/10      2,703,050
   500    Cleveland, OH Pub Pwr Sys Rev Impt First Mtg
          Ser A (MBIA Insd)..............................   7.000   11/15/17        553,860
 1,000    Cleveland, OH Pub Pwr Sys Rev Impt First Mtg
          Ser B Rfdg (MBIA Insd).........................   7.000   11/15/17      1,107,720
 1,000    Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
          Retirement Cmnty Ser A Rfdg....................   7.250   11/15/18      1,087,870
   500    Cuyahoga Cnty, OH Hosp Rev Hlth Cleveland
          Fairview Genl Hosp & Lutheran Med Cent.........   6.300   08/15/15        538,840
 1,000    Cuyahoga Cnty, OH Hosp Rev Meridia Hlth Sys
          (Prerefunded @ 08/15/01).......................   7.000   08/15/09      1,111,730
 3,000    Cuyahoga Cnty, OH Hosp Rev Meridia Hlth Sys
          (Prerefunded @ 08/15/01).......................   7.000   08/15/23      3,335,190
 3,000    Erie Cnty, OH Hosp Impt Rev Firelands Cmnty
          Hosp Proj Rfdg.................................   6.750   01/01/08      3,276,150
 4,000    Erie Cnty, OH Hosp Impt Rev Firelands Cmnty
          Hosp Proj Rfdg.................................   6.750   01/01/15      4,350,480
   500    Fairfield, OH City Sch Dist (FGIC Insd)........   7.100   12/01/08        598,235
   500    Finneytown, OH Local Sch Dist (FGIC Insd)......   6.200   12/01/17        577,345
 2,500    Franklin Cnty, OH Convention Fac Auth Tax &
          Lease Rev Antic Bonds Rfdg (MBIA Insd).........   5.800   12/01/13      2,696,050
 7,500    Gateway Econ Dev Corp Gtr Cleveland, OH Excise
          Tax Rev Sr Lien Ser A (FSA Insd)...............   6.875   09/01/05      8,234,250
 1,000    Gateway Econ Dev Corp Gtr Cleveland, OH Stadium
          Rev............................................   6.500   09/15/14      1,049,740
 3,000    Hamilton Cnty, OH Hlth Sys Rev Providence Hosp
          Franciscan Rfdg................................   6.875   07/01/15      3,248,220

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$1,000    Lorain Cnty, OH Hosp Rev Mtg Elyria United
          Methodist Rfdg.................................   6.875%  06/01/22   $  1,102,270
 2,000    Lorain, OH Hosp Impt Rev Lakeland Cmnty Hosp
          Inc............................................   6.500   11/15/12      2,266,460
 1,500    Lucas Cnty, OH Hlth Fac Rev Ohio Presbyterian
          Ser A Rfdg.....................................   6.750   07/01/20      1,656,990
 1,400    Mahoning Cnty, OH Hosp Fac Rev YHA Inc Proj Ser
          A Rfdg (Prerefunded @ 10/15/02) (MBIA Insd)....   7.000   10/15/08      1,568,084
 1,000    Middleburg Heights, OH Southwest Genl Hlth Cent
          (FSA Insd).....................................   5.625   08/15/15      1,062,220
 1,000    Montgomery Cnty, OH Hosp Rev Grandview Hosp &
          Med Cent Rfdg..................................   5.600   12/01/11      1,030,690
 3,325    Ohio Hsg Fin Agy Mtg Rev Residential Ser A2
          (GNMA Collateralized)..........................   6.625   03/01/26      3,565,996
 5,550    Ohio Hsg Fin Agy Single Family Mtg Rev.........       *   01/15/15      2,354,033
 5,850    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Prerefunded @ 07/15/14).......................       *   01/15/15      2,440,445
 1,215    Ohio Hsg Fin Agy Single Family Mtg Rev Ser A
          (GNMA Collateralized)..........................   7.650   03/01/29      1,280,841
   665    Ohio Hsg Fin Agy Single Family Mtg Rev Ser B
          (GNMA Collateralized)..........................   8.100   12/15/08        694,925
 2,350    Ohio St Air Quality Dev Auth Rev Ashland Oil
          Inc Proj Rfdg..................................   6.850   04/01/10      2,499,671
 2,000    Ohio St Bldg Auth St Fac James Rhodes Ser A
          Rfdg...........................................   6.250   06/01/11      2,126,300
 1,230    Ohio St Dept of Tran Ctfs Partn Panhandle Rail
          Line Proj (FSA Insd)...........................   6.500   04/15/12      1,344,673
   645    Ohio St Econ Dev Rev OH Enterprise Brd Fd Ser
          9..............................................   7.625   12/01/11        713,628
 3,000    Ohio St Univ Rev Genl Rcpts (Prerefunded @
          12/01/98)......................................   7.150   12/01/09      3,138,900
 1,500    Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Wtr
          Ctl Ln Fd St Match (MBIA Insd).................   6.000   12/01/11      1,615,860
 1,000    Pike Cnty, OH Hlthcare Fac Rev Rfdg............   6.750   06/01/17      1,037,970
 1,650    Toledo-Lucas Cnty, OH Port Auth Port Rev Fac
          Cargill Inc Proj Rfdg..........................   7.250   03/01/22      1,849,749
 3,000    University of Cincinnati, OH Genl Rcpts Ser II
          (Prerefunded @ 06/01/99).......................   7.100   06/01/10      3,182,040
 3,000    Westerville, OH Minerva Park & Blendon Jt Twp
          Hosp Dist Rev Saint Ann's Hosp Ser B Rfdg
          (AMBAC Insd)...................................   6.800   09/15/06      3,407,970
                                                                               ------------
                                                                                 93,259,482
                                                                               ------------
          GUAM  1.0%
 1,000    Guam Arpt Auth Rev Ser B.......................   6.700   10/01/23      1,098,210
                                                                               ------------

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          PUERTO RICO  11.5%
$5,000    Puerto Rico Comwlth Pub Impt Rfdg..............   3.000%  07/01/06   $  4,429,800
 1,815    Puerto Rico Elec Pwr Auth Pwr Rev Ser P
          (Prerefunded @ 07/01/01).......................   7.000   07/01/11      2,017,046
 4,500    Puerto Rico Elec Pwr Auth Pwr Rev Ser P
          (Prerefunded @ 07/01/01).......................   7.000   07/01/21      5,000,940
 1,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser T........   6.375   07/01/24      1,111,620
                                                                               ------------
                                                                                 12,559,406
                                                                               ------------
          U. S. VIRGIN ISLANDS  2.0%
 2,000    Virgin Islands Pub Fin Auth Rev Matching Fd Ln
          Nts Ser A Rfdg.................................   7.250   10/01/18      2,245,160
                                                                               ------------
TOTAL INVESTMENTS  99.9%
  (Cost $98,291,520).......................................................     109,162,258
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%................................          64,864
                                                                               ------------
NET ASSETS  100.0%.........................................................    $109,227,122
                                                                               ============

 * Zero coupon bond

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $98,291,520)........................    $109,162,258
Cash........................................................          24,865
Receivables:
  Interest..................................................       1,818,954
  Investments Sold..........................................         320,304
Other.......................................................           4,199
                                                                ------------
      Total Assets..........................................     111,330,580
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       1,781,327
  Investment Advisory Fee...................................          58,763
  Income Distributions - Preferred Shares...................          52,900
  Administrative Fee........................................          16,790
  Affiliates................................................           8,822
Accrued Expenses............................................         102,103
Trustees' Deferred Compensation and Retirement Plans........          82,753
                                                                ------------
      Total Liabilities.....................................       2,103,458
                                                                ------------
NET ASSETS..................................................    $109,227,122
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 700 issued with liquidation preference of $50,000
  per share)................................................    $ 35,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,234,629 shares issued and
  outstanding)..............................................          42,346
Paid in Surplus.............................................      62,556,248
Net Unrealized Appreciation.................................      10,870,738
Accumulated Undistributed Net Investment Income.............         686,151
Accumulated Net Realized Gain...............................          71,639
                                                                ------------
      Net Assets Applicable to Common Shares................    $ 74,227,122
                                                                ------------
NET ASSETS..................................................    $109,227,122
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($74,227,122 divided by
  4,234,629 shares outstanding).............................    $      17.53
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 3,296,975
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        377,118
Administrative Fee..........................................        107,748
Preferred Share Maintenance.................................         50,235
Trustees' Fees and Expenses.................................         14,156
Legal.......................................................          4,969
Custody.....................................................          4,466
Other.......................................................         74,465
                                                                -----------
    Total Expenses..........................................        633,157
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 2,663,818
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $    71,535
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      9,478,128
  End of the Period.........................................     10,870,738
                                                                -----------
Net Unrealized Appreciation During the Period...............      1,392,610
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 1,464,145
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 4,127,963
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended February 28, 1998
                 and the Year Ended August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended       Year Ended
                                                        February 28, 1998    August 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................      $  2,663,818       $  5,385,208
Net Realized Gain......................................            71,535            123,232
Net Unrealized Appreciation During the Period..........         1,392,610          2,970,759
                                                             ------------       ------------
Change in Net Assets from Operations...................         4,127,963          8,479,199
                                                             ------------       ------------
Distributions from Net Investment Income:
  Common Shares........................................        (2,129,929)        (4,245,209)
  Preferred Shares.....................................          (611,226)        (1,174,847)
                                                             ------------       ------------
                                                               (2,741,155)        (5,420,056)
                                                             ------------       ------------

Distributions from Net Realized Gain:
  Common Shares........................................           (96,377)          (166,218)
  Preferred Shares.....................................           (26,754)           (51,734)
                                                             ------------       ------------
                                                                 (123,131)          (217,952)
                                                             ------------       ------------
Total Distributions....................................        (2,864,286)        (5,638,008)
                                                             ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....         1,263,677          2,841,191
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.........................................           251,789            213,622
                                                             ------------       ------------
TOTAL INCREASE IN NET ASSETS...........................         1,515,466          3,054,813
NET ASSETS:
Beginning of the Period................................       107,711,656        104,656,843
                                                             ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $686,151 and $763,488,
  respectively)........................................      $109,227,122       $107,711,656
                                                             ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                    September 27, 1991
                                    Six Months                                                        (Commencement
                                      Ended                    Year Ended August 31,                  of Investment
                                   February 28,   -----------------------------------------------     Operations) to
                                       1998        1997      1996      1995      1994      1993      August 31, 1992
----------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period (a)....      $17.229     $16.554   $16.598   $16.239   $17.445   $15.988        $14.748
                                      -------     -------   -------   -------   -------   -------        -------
 Net Investment Income..........         .629       1.278     1.267     1.275     1.290     1.291          1.006
 Net Realized and Unrealized
   Gain/Loss....................         .348        .735       -0-      .397    (1.195)    1.442          1.175
                                      -------     -------   -------   -------   -------   -------        -------
Total from Investment
 Operations.....................         .977       2.013     1.267     1.672      .095     2.733          2.181
                                      -------     -------   -------   -------   -------   -------        -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders...............         .504       1.008     1.008      .984      .984      .983           .731
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.....         .144        .278      .303      .329      .208      .201           .210
 Distributions from Net Realized
   Gains:
   Paid to Common
     Shareholders...............         .023        .040       -0-       -0-      .091      .072            -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.....         .006        .012       -0-       -0-      .018      .020            -0-
                                      -------     -------   -------   -------   -------   -------        -------
Total Distributions.............         .677       1.338     1.311     1.313     1.301     1.276           .941
                                      -------     -------   -------   -------   -------   -------        -------
Net Asset Value, End of the
 Period.........................      $17.529     $17.229   $16.554   $16.598   $16.239   $17.445        $15.988
                                      =======     =======   =======   =======   =======   =======        =======
Market Price Per Share at End of
 the Period.....................      $18.750     $17.000   $16.500   $15.875   $15.750   $17.250        $16.250
Total Investment Return at
 Market Price (b)...............       13.63%*      9.55%    10.47%     7.34%    (2.54%)   13.17%         13.59%*
Total Return at Net Asset Value
 (c)............................        4.85%*     10.70%     5.85%     8.74%    (0.79%)   16.26%         11.78%*
Net Assets at End of the Period
 (In millions)..................      $ 109.2     $ 107.7   $ 104.7   $ 104.6   $ 103.0   $ 108.1        $ 101.8
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares**.......................        1.72%       1.78%     1.80%     1.81%     1.82%     1.72%          1.79%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common
 Shares (d).....................        5.57%       5.89%     5.75%     6.00%     6.39%     6.61%          5.83%
Portfolio Turnover..............           4%*         7%        6%       24%        0%       18%            43%*
 *Non-Annualized
**Ratio of Expenses to Average
  Net Assets Including
  Preferred Shares..............        1.17%       1.19%     1.20%     1.19%     1.22%     1.14%          1.22%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.252 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Ohio Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Ohio municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At February 28, 1998, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At February 28, 1998, for federal income tax purposes, cost of long-term investments is $98,291,520; the aggregate gross unrealized appreciation is $10,870,745 and the aggregate gross unrealized depreciation is $7, resulting in net unrealized appreciation on investments of $10,870,738.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders.

    Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended February 28, 1998, the Trust recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended February 28, 1998, the Trust recognized expenses of approximately $25,100 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS

At February 28, 1998 and August 31, 1997, paid in surplus related to common shares aggregated $62,556,248 and $62,304,602, respectively.

    Transactions in common shares were as follows:

                                            SIX MONTHS ENDED         YEAR ENDED
                                           FEBRUARY 28, 1998    AUGUST 31, 1997
-------------------------------------------------------------------------------
Beginning Shares.......................            4,220,349          4,207,788
Shares Issued Through Dividend
  Reinvestment.........................               14,280             12,561
                                                   ---------          ---------
Ending Shares..........................            4,234,629          4,220,349
                                                   =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,319,966 and $4,081,810, respectively.

5. PREFERRED SHARES

The Trust has outstanding 700 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on February 28, 1998 was 3.448%. During the six months ended February 28, 1998, the rates ranged from 3.420% to 4.066%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

            VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.